PIMCO Variable Insurance Trust

Supplement Dated May 27, 2014 to the Administrative Class Prospectus, Institutional Class Prospectus, and Advisor Class and Class M Prospectus, each dated April 30, 2014, each as supplemented from time to time; Prospectuses for each share class of the PIMCO All Asset Portfolio, PIMCO All Asset All Authority Portfolio, PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO Emerging Markets Bond Portfolio, PIMCO Foreign Bond Portfolio (Unhedged), PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Portfolio, PIMCO Global Bond Portfolio (Unhedged), PIMCO Global Diversified Allocation Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio, PIMCO Global Multi-Asset Managed Volatility Portfolio, PIMCO High Yield Portfolio, PIMCO Long-Term U.S. Government Portfolio, PIMCO Low Duration Portfolio, PIMCO Money Market Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Total Return Portfolio, and PIMCO Unconstrained Bond Portfolio, each dated April 30, 2014, each as supplemented from time to time (the “Prospectus”); and the Statement of Additional Information, dated April 30, 2014, as supplemented from time to time (the “SAI”)

Disclosure Related to Modification of the Address of Pacific Investment Management Company LLC (“PIMCO”) and PIMCO Variable Insurance Trust (the “Trust”)

Effective immediately, all references in the Prospectuses and SAI relating to the address of PIMCO, the Trust and the trustees and executive officers of the Trust are deleted and replaced with the following:

650 Newport Center Drive, Newport Beach, CA 92660.

Investors Should Retain This Supplement for Future Reference

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